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                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                               THE CLOROX COMPANY,
                       A&M PRODUCTS MANUFACTURING COMPANY,
                        THE CLOROX PET PRODUCTS COMPANY,
                            THE CLOROX SALES COMPANY,
                       THE CLOROX COMPANY OF CANADA, LTD.,
                                       AND
                         OIL-DRI CORPORATION OF AMERICA

      THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT, is made as of December 13, 2002 (this "Amendment"), by and among The Clorox Company, a Delaware corporation ("CLOROX"), A&M Products Manufacturing Company, a Delaware corporation ("A&M"), The Clorox Pet Products Company, a Texas corporation ("CPP"), The Clorox Sales Company, a Delaware corporation ("CSC"), and The Clorox Company of Canada, Ltd., a Canadian corporation ("CCC" and, together with Clorox, A&M, CPP and CSC, "SELLERS"), and Oil-Dri Corporation of America, a Delaware corporation ("BUYER").

                              W I T N E S S E T H:

      WHEREAS, Buyer and Sellers have previously entered into that certain Asset Purchase Agreement dated as of November 19, 2002 (the "Agreement"); and

      WHEREAS, Buyer and Sellers desire to amend the Agreement in certain respects, as provided herein.

      NOW, THEREFORE, in consideration of the premises and the other agreements contained herein and in the Agreement, the parties hereto hereby agree as follows:

Section 1. AMENDMENT TO AGREEMENT.

1.1 The date of December 10, 2002 referred to in Sections 1.2(a), 4.4, 7.1(D), and 7.1(F) of the Agreement is hereby changed in each such section to December 13, 2002.

1.2 The following is hereby added to the Agreement as new paragraph (d) of Section 1.1:

           "(d)  Payments from Customers,  Customer  Deductions and
           Unsaleables.

           (1) PAYMENTS FROM CUSTOMERS. The parties recognize that any Seller or Buyer (or Buyer's Designees) may receive customer payments intended for the other party. Payments from customers shall be credited to the party who issued the invoice(s) in question. If the underlying invoice(s) pertaining to a particular payment cannot be determined, they will be applied first to amounts outstanding under Sellers' outstanding invoices and the

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                remainder to Buyer's if received prior to January 15, 2003 and they will be applied first to Buyer's outstanding invoices and the remainder to Sellers' thereafter.

           (2) CUSTOMER DEDUCTIONS. Similarly, deductions taken by a customer shall be the responsibility of the party to whose invoice(s) the deduction relates. The parties will endeavor to determine which invoice(s) a given deduction relates to if it is not clear. If the underlying invoice(s) pertaining to a particular deduction cannot be determined, the responsibility for such deductions will be borne by Sellers if the deduction is received prior to January 15, 2003 and by Buyer thereafter.

           (3) UNSALEABLES. Unsaleable claims made by a customer shall be the responsibility of the party to whose invoice(s) the claim relates. The parties will endeavor to determine which invoice(s) a given claim relates to if it is not clear. For those claims not readily identifiable, the parties agree that such claims made by customers prior to January 15, 2003 shall be the responsibility of Sellers and such claims made thereafter shall be the responsibility of Buyer. After January 15, 2003, Buyer will submit one statement per month to the Sellers verifying unsaleable claims that are the responsibility of the Sellers and that, individually or in the aggregate, exceed $10,000.

           (4) BASKET. The adjustments and payments made and costs incurred under this Section shall not be subject to nor charged against the $120,000 indemnification basket in Section 8.2(b) hereof.

           (5) ADJUSTING PAYMENTS. The parties will make adjusting payments to one another as necessary to carry out the purposes of this Section.

           (6) GOOD FAITH DEALING. Neither party will invite or induce customers to take deductions or make claims for unsaleables.

1.3 Sub-paragraph (viii) of Section 1.2(b) is hereby amended and restated to read in its entirety as follows:

           "(viii) A&M, CPP, CSC and CCC each shall deliver to Buyer a certified copy of the resolutions duly adopted by its Board of Directors (or, in the case of CCC, a certified copy of the resolutions duly adopted by its shareholder) authorizing the execution, delivery and performance of this Agreement and each of the other Transactional Agreements to which it is a party, and the consummation of the transactions contemplated by this Agreement and the Transactional Agreements to which it is a party;"

           Sub-paragraph (xv) of Section 1.2(b) is hereby amended to replace the reference to "A&M" therein with "Clorox".

1.4        The following sub-paragraph is hereby added to Section 1.2(b):

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           "(xvi) A&M and Buyer shall enter into an agreement relating to purchase of Blue Clay Chip for Fresh Step Coarse Clay Cat Litter from Buyer."

1.5 SECTIONS 2.9(A)-(C) of the Agreement are hereby amended and restated to read in their entirety as follows:

           "2.9 UNPATENTED MINING CLAIMS, MILL SITES, SURFACE RIGHTS AND WATER RIGHTS.

(a) The Unpatented Mining Claims and Mill Sites identified on SCHEDULE 2.9(A) contain the information specified below for each such Unpatented Mining Claim and Mill Site and are, to the knowledge of Sellers, all of the Unpatented Mining Claims and Mill Sites owned by Sellers in the vicinity of the Taft Facility.

           ----------------------------------------------------------
             Name of      Date of     County Recording   BLM Serial
              Claim      Location           Data             No.
           ----------------------------------------------------------
                                     Date  Book   Page
           ----------------------------------------------------------

(b) With respect to the Unpatented Mining Claims and the Mill Sites, subject only to the paramount title of the
           United States, to the knowledge of Sellers: (i) the Unpatented Mining Claims and Mill Sites were laid out and monumented consistent with industry practices on federal lands which were open to entry under the Mining
           Law of 1872 at the time of location; (ii) location notices and certificates were properly recorded and filed with appropriate governmental authorities; (iii) (with respect to the Unpatented Mining Claims only) affidavits of assessment work, notices of intent to hold, or verified reports were timely and duly recorded and  filed  with  appropriate  agencies  for each of the
           Unpatented   Mining   Claims   for  each  year  for  all
           assessment   years  during  which  the   performance  of
           assessment work was required by law and for which such affidavit, notice or report was required to be filed, except as set forth in Schedule 2.9(b); (iv) payments
           of  rental   fees  or   maintenance   fees  in  lieu  of
           assessment  work were  timely  paid for each  assessment
           year when such payments were required by Law and affidavits thereof were timely filed with and recorded in the local  offices  of the  appropriate  Governmental
           Body insofar as required or allowed by applicable Law, except as set forth in Schedule 2.9(b); (v) the work and expenditures  described in said affidavits,  notices
           and reports were in fact made and performed in a good faith effort to satisfy assessment work requirements;
           (vi) the  Unpatented  Mining  Claims  and Mill Sites are
           free and clear of liens, production royalties, advance royalties, rents, bonuses or bonus payments or finder's fees in  favor  of any  Person;  (vii)  Sellers  have no
           knowledge  of   conflicting   claims  or  activities  or
           possession by third parties in anticipation of such claims, except as set forth in SCHEDULE 2.9(B); and
           (viii) a predecessor-in-interest of one or more of Sellers located each such Unpatented Mining Claim and Mill Site under the Mining Law of 1872.

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(c)        To Sellers' knowledge, Sellers have not received any notice stating that A&M does not have surface rights of ingress and egress and use of the surface of the Unpatented Mining Claims for mining and related purposes."

1.6 Section 2.10(a) of the Agreement is hereby amended by deleting the reference to "June 30, 2002" therein and replacing it with "June 25, 2002."

1.7 SECTION 2.11 of the Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following:

           "The amount and value of Inventory being sold hereunder is at a level in amount and fair market value at least equal to one million two hundred thousand dollars ($1,200,000), with a three percent (3%) allowance for unsalable or slow-moving Inventory, as determined by a count as of the Closing Date."

1.8        SECTION 4.3(J)   of  the  Agreement  is  hereby  amended  and
           restated to read in its entirety as follows:

           "Sellers shall cause the accrued benefits of each Transferring Employee under Sellers' qualified retirement plans as of the Closing Date to become fully vested. In no event would Buyer, during the ninety (90) day period following the Closing, terminate without cause more than twenty-five (25) Transferring Employees."

1.9 Section 5.10 of the Agreement is hereby amended to delete item 1 from the list of optional Table A items therein.

1.10 SECTION 8.3(A) of the Agreement is hereby amended and restated to read in its entirety as follows:

           "Buyer shall hold harmless and indemnify the Seller Indemnitees from and against, and shall compensate and reimburse the Seller Indemnitees for, any Damages that are suffered or incurred by the Seller Indemnitees or to which the Seller Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any Third Party Claim) and that arise directly or indirectly from (i) any Breach of any of the representations or warranties made by Buyer in this Agreement or in the Closing Certificate of Buyer, (ii) any Breach of any covenant or agreement of Buyer, or any Buyer Designee, contained in this Agreement or any other Transactional Agreement (other than the Jonny Cat Copack Termination Agreement and the Fresh Step Coarse Clay Amendment) to the extent not waived by Sellers, (iii) any claims for severance with respect to Transferring Employees arising out of Buyer's termination of any Transferring Employee after the Closing Date, or (iv) any Third Party Claims or threatened claims against Sellers arising out of the actions or inactions of Buyer or any Buyer Designee after the Closing Date with respect to the Assets or the operation of the Business after the Closing Date."

1.11 SECTION 11.4(A) of the Agreement is hereby amended and restated to add the following to said Section:

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           "Subject to the sharing requirement above, Buyer shall pay Kern
           County real property transfer taxes at Closing, and Sellers shall pay all California personal property transfer and use taxes at Closing. It is anticipated that, on or prior to the Closing, Sellers will pay in excess of their share of Transfer Taxes hereunder and will pay in excess of their portion of real property taxes with respect to the Real Property and the Mining Claims; accordingly, Buyer agrees to reimburse Sellers for such overpayment promptly after Closing. Buyer and each Buyer Designee that will acquire inventory from Sellers pursuant to this Agreement shall deliver to Sellers a copy of its California sales or use tax resale or exemption certificates indicating Buyer and each such Buyer Designee is exempt from sales or use tax that may become payable in connection with the sale of inventory from Sellers to Buyer or such Buyer Designee, as well as the resale registration numbers of Buyer and each applicable Buyer Designee from each state in which Inventory is located. The Canadian Buyer Designee and Buyer each shall provide Sellers with such Canadian Goods and Services registration evidence and Ontario resale registration evidence as Sellers may reasonably require. Notwithstanding anything herein to the contrary, Buyer shall be solely liable for payment of all sales and/or use tax payable on the purchase of Inventory from Sellers in each state for which such certificates and registration numbers are not provided to Seller at Closing, and Buyer shall be solely liable for any taxes payable as a result of the failure of Buyer and/or any Buyer Designee to have any of the above-referenced Canadian registrations."

1.12 SECTION 12.6 of the Agreement is hereby amended and restated to read in its entirety as follows:

           "This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. No party may assign its rights or delegate its duties and obligations under this Agreement without the prior written consent of the other parties, which may be withheld in the sole and absolute discretion of such party; provided, however, Buyer shall have the right at any time prior to the Closing to assign this Agreement (and all, or any portion, of its rights, remedies, duties and obligations hereunder), without the consent of Sellers, to one or two Affiliates of Buyer under Buyer's Control (each a "BUYER DESIGNEE"). Any permitted assignment by a party of its rights under this Agreement shall not relieve such party of its covenants and obligations hereunder. Any reference to Buyer in this Agreement shall, to the extent applicable, also be deemed a reference to the applicable Buyer Designee, except where in the context of this Agreement such use would not be appropriate. Except for the provisions of SECTION 8 hereof and Buyer's acknowledgment and agreement regarding manufacturing, know-how, processes and formula in SECTION 1.1, none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties to this Agreement and their respective successors and permitted assigns (if any). Without limiting the generality of the foregoing, no employee or creditor of Clorox or any Clorox Subsidiary shall have any rights under this Agreement or under any of the other Transactional Agreements."
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1.13       The definition of "Assumed Contracts" in EXHIBIT A is hereby amended and restated to read in its entirety as follows:

           "ASSUMED CONTRACTS. "Assumed Contracts" shall mean (a) the Contracts identified in SCHEDULE 2.13, as supplemented, (b) all purchase orders existing as of the Closing and relating to goods ordered by Sellers for use exclusively at the Taft Facility in connection with the Business, and (c) all obligations of continued performance under executory sales orders for Jonny Cat Product existing as of the Closing."

1.14 The definition of "Encumbrance" in EXHIBIT A is hereby amended and restated to read in its entirety as follows:

           "ENCUMBRANCE. "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, deed of trust, or security interest."

1.15 The definition of "Mining Claims" in EXHIBIT A is hereby amended and restated to read in its entirety as follows:

           "MINING CLAIMS. "Mining Claims" shall mean (a) all BLM and other governmental and third party claims and leases identified on EXHIBIT C attached hereto and made a part hereof, whether or not located and held by Sellers under the Mining Law of 1872, as amended, 30 U.S.C. ss.21 et seq. (the "MINING LAW OF 1872"), which relate to the Assets (collectively, the "UNPATENTED MINING CLAIMS"), (b) all mill site claims or reductions related thereto (the "MILL SITES") and (c) all related claims, refunds, causes of action, choses in action, rights of recovery and rights of set-off of every kind and nature arising as of or by reason of events occurring subsequent to Closing."

1.16 The parties hereby agree to the Asset Allocation Statement set forth hereto as Exhibit "A."

Section 2. MISCELLANEOUS.

2.1        The Agreement is incorporated herein by this reference.

2.2 Except as otherwise set forth herein, the Agreement shall remain in full force and effect and the parties shall have all the rights and remedies provided thereunder.

2.3 The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2.4 This Amendment may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, shall constitute one and the same instrument.

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2.5        One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

2.6 The section headings contained in this Amendment are for convenience of reference only and in no way shall modify any of the terms or provisions hereof or of the Agreement.

2.7 Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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      IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the day and year first above written.

 BUYER                                  SELLERS
 OIL-DRI CORPORATION OF AMERICA, a      THE CLOROX COMPANY, a Delaware
 Delaware corporation                   corporation


 By:                                    By:
    ----------------------------           -----------------------
 Name:                                  Name:
      --------------------------             ---------------------
 Title:                                 Title:
       -------------------------              --------------------

                                        A&M PRODUCTS MANUFACTURING
                                        COMPANY, a Delaware corporation

                                        By:
                                           -----------------------

                                        Name:
                                             ---------------------

                                        Title:
                                              --------------------



                                        THE CLOROX PET PRODUCTS COMPANY,
                                        A Texas corporation

                                        By:
                                           -----------------------

                                        Name:
                                             ---------------------

                                        Title:
                                              --------------------


                                        THE CLOROX SALES COMPANY, a
                                        Delaware corporation
                                        By:
                                           -----------------------

                                        Name:
                                             ---------------------

                                        Title:
                                              --------------------


                                        THE CLOROX COMPANY OF CANADA,
                                        LTD., a Canadian corporation

                                        By:
                                           -----------------------

                                        Name:
                                             ---------------------

                                        Title:
                                              --------------------